UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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YRC Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

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10990 Roe Avenue

Overland Park, Kansas 66211

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, MARCH 14, 2014

To the Securityholders of YRC Worldwide Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (Special Meeting) of YRC Worldwide Inc. (we, us, our, YRCW or the Company) which will be held at our corporate headquarters, 10990 Roe Avenue, Overland Park, Kansas 66211, on Friday, March 14, 2014 at 10:00 a.m., Central Time, to vote on the following matters:

Proposal 1:	To amend our Certificate of Incorporation (Charter Amendment) to increase the number of authorized shares of our common stock, par value $0.01 (Common Stock), from 33,333,333 to 95,000,000 which will permit the conversion of all shares of our Class A Convertible Preferred Stock, par value $1.00 (Convertible Preferred), issued in the Financing Transactions (as defined below); and

Proposal 2:	To approve the issuance and sale by us to certain investors of a number of shares of our Common Stock (including Convertible Preferred, a portion of which will automatically convert to shares of our Common Stock upon the approval of Proposal 2) that would result in such investors together beneficially owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after such issuance, sale and conversion, in accordance with Nasdaq Listing Rule 5635(b) (Nasdaq Change of Control Approval);

and transact any other business that may properly come before the Special Meeting or any reconvened meeting following any adjournment or postponement of the Special Meeting.

On December 22, 2013, the Company executed stock purchase agreements (Stock Purchase Agreements) with certain investors (Buyers) pursuant to which it agreed to sell (Sales), in the aggregate, a combination of 14,333,334 shares of Common Stock and 583,334 shares of Convertible Preferred for an aggregate purchase price of $250.0 million in cash. In addition, the Company and certain existing holders of the Company’s 10% Series B Convertible Senior Secured Notes due 2015 (Series B Notes) entered into agreements (Exchange Agreements) pursuant to which such holders agreed to exchange their Series B Notes in an aggregate principal amount of $37.7 million plus accrued and unpaid interest through January 15, 2014 for an aggregate of 2,588,045 shares of Common Stock (Series B Note Exchanges). Certain other Buyers agreed to convert Series B Notes in an aggregate principal amount of $12.9 million in accordance with their terms (Conversions) for an aggregate of 806,456 shares of Common Stock. On January 31, 2014, the Company completed the Sales, the Series B Notes Exchanges and the Conversions, issuing 17,727,835 shares of Common Stock and 583,334 shares of Convertible Preferred, and used the proceeds from the Sales to repay indebtedness. Throughout this proxy statement we refer to the Sales, the application of the proceeds therefrom, the Series B Note Exchanges and the Conversions collectively as the “Financing Transactions.”

Upon completion of the Charter Amendment and the Nasdaq Change of Control Approval, the Convertible Preferred issued in the Financing Transactions will automatically convert into shares of our Common Stock.

We urge you to read the proxy statement materials in their entirety and to consider them carefully including the effect that adopting or failing to adopt the proposals will have on stockholders.

You may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Your vote is important and all Voting Securityholders are encouraged to attend the Special Meeting and vote in person or by proxy.

Thank you for your support and continued interest in our Company.

By Order of the Board of Directors:

Michelle A. Friel, Secretary

Overland Park, Kansas

February 14, 2014

YRC WORLDWIDE INC.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

10990 Roe Avenue

Overland Park, Kansas 66211

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors (Board) for use at our Special Meeting of Stockholders, to be held at our corporate headquarters, 10990 Roe Avenue, Overland Park, Kansas, at 10:00 a.m. Central Time, on Friday, March 14, 2014, and at any reconvened meeting following any adjournment or postponement of the Special Meeting. Our telephone number is 913.696.6100, and our mailing address is 10990 Roe Avenue, Overland Park, Kansas 66211. Our website address is www.yrcw.com. Information on our website is not a part of this proxy statement. When used in this proxy statement, the terms we, us, our, YRCW and the Company refer to YRC Worldwide Inc. and, unless the context requires otherwise, its subsidiaries.

The notice, this Proxy Statement and the form of proxy enclosed are being first sent to our stockholders on or about February 14, 2014.

The following matters will be voted on at the Special Meeting:

Proposal 1:	To approve the Charter Amendment, increasing the authorized shares of Common Stock; and

Proposal 2:	To approve the Nasdaq Change of Control Approval.

Unless otherwise indicated, throughout this proxy statement, holders of our Common Stock, Convertible Preferred and Series A Preferred Stock are referred to collectively as Stockholders and holders of our 10% Series A Convertible Senior Secured Notes due 2015 (Series A Notes), and 10% Series B Convertible Senior Secured Notes due 2015 (Series B Notes, and collectively with the Series A Notes, Convertible Notes) are referred to collectively as Convertible Noteholders. The Common Stock, Series A Preferred Stock and Convertible Preferred (the Voting Convertible Preferred) not subject to the Common Stock Cap (as defined herein) and Convertible Notes are referred to collectively as Voting Securities. Our Stockholders and Convertible Noteholders are referred to collectively as Voting Securityholders. Please note that, in order to comply with Nasdaq Listing Rule 5635(b), which requires that no holder acquire greater than 19.99% of the voting power of our securities without prior stockholder approval, the Convertible Preferred (the Non-Voting Convertible Preferred) that is subject to the Common Stock Cap is not entitled to vote on either Proposal 1 or Proposal 2. The Voting Convertible Preferred and Common Stock acquired in the Sales and the Series B Notes Exchanges are permitted to vote on Proposal 1 but not on Proposal 2.

QUESTIONS AND ANSWERS

Why did I receive these materials?

These materials are being provided to you in connection with our Board’s solicitation of proxies for use at the Special Meeting. As a Voting Securityholder, you are invited to attend the Special Meeting and to vote in person or by proxy on the proposals described in this proxy statement.

What am I voting on?

Our Board is soliciting your vote:

Proposal 1:	To approve the Charter Amendment, increasing the authorized shares of Common Stock; and

Proposal 2:	To approve the Nasdaq Change of Control Approval.

What are the Board’s recommendations?

Our Board recommends you vote:

•	FOR the Charter Amendment (Proposal 1); and

•	FOR the Nasdaq Change of Control Approval (Proposal 2).

Why is the Board recommending that I vote “FOR” Proposals No. 1 and No. 2?

As part of the Stock Purchase Agreements described more fully in “Discussion of the Financing Transactions—Stock Purchase Agreements,” we agreed to seek approval of Proposal 1 and Proposal 2 at a Special Meeting so that the Convertible Preferred issued as part of the Financing Transactions could be converted into Common Stock. The Board believes it is in the best interests of the stockholders of the Company that Proposal 1 and Proposal 2 be approved so that the Convertible Preferred can be converted into Common Stock as contemplated in the Financing Transactions and recommends that you vote “FOR” Proposals 1 and Proposal 2.

What are the consequences if Proposal 1 and Proposal 2 are not approved?

If Proposal 1 and Proposal 2 are not approved by the Voting Securityholders, then the certificate of incorporation of the Company will not be amended and restated to increase the authorized shares of Common Stock to a sufficient number to allow for the conversion of the Convertible Preferred. In addition, the Non-Voting Convertible Preferred will not convert into Common Stock unless Proposal 2 is approved in order for us to remain in compliance with Nasdaq Listing Rule 5635(b).

Beginning on the six month anniversary of the issue date of the Convertible Preferred, it will accrue cumulative dividends at an annual rate of 5% until the first anniversary of the issue date, at an annual rate of 10% for the period beginning on the first day after the first anniversary of the issue date and ending on the eighteen-month anniversary of the issue date and at an annual rate of 15% thereafter. In addition, beginning on the first anniversary of the issue date, and for so long as any shares of Convertible Preferred remain outstanding, the holders representing at least a majority of the shares of Convertible Preferred will be entitled to elect one director to the Board. If Proposal 1 and Proposal 2 are approved prior to the one year anniversary of the issue date, then the Convertible Preferred will automatically convert to Common Stock, avoiding the accrual of dividends and the board appointment right.

Who is entitled to vote at the Special Meeting?

Voting Securityholders of record as of the close of business on February 4, 2014 (record date) will be entitled to notice of, and to vote at, the Special Meeting or any reconvened meeting following any adjournment or postponement of the Special Meeting. Pursuant to our Amended and Restated Certificate of Incorporation (Certificate), Convertible Noteholders are entitled to vote on an as-converted-to-common stock basis, subject to certain limitations described below, on all matters on which our Common Stockholders are entitled to vote.

Voting Convertible Preferred and Common Stock acquired through the Sales and the Series B Notes Exchanges are permitted to vote on Proposal 1 but not on Proposal 2 and Non-Voting Convertible Preferred is not entitled to vote on either Proposal 1 or Proposal 2.

Do I have Dissenters’ Rights of Appraisal?

The Delaware General Corporate Law (DGCL) does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with Proposal 1 or Proposal 2.

How many votes do I have?

On the record date, there were 28,553,995 shares of Common Stock, 1 share of Series A Preferred Stock and 583,334 shares of Convertible Preferred outstanding. Each Stockholder is entitled to one vote for each outstanding share of Common Stock or Series A Preferred Stock and, subject to certain limitations, four votes for each outstanding share of Convertible Preferred held as of the record date.

On the record date, there were $82,504,169 and $15,708,957 in aggregate principal amount outstanding of Series A Notes and Series B Notes, respectively, after giving effect to interest paid in the form of additional Series A Notes and Series B Notes, respectively, and the conversion of Series B Notes into Common Stock through the record date. Pursuant to our Certificate and the indentures governing the Convertible Notes, our Convertible Noteholders are entitled to vote on an as-converted-to-common stock basis on all matters on which our Common Stockholders are entitled to vote, subject to certain limitations described below. Each holder of Series A Notes is entitled, on an as-converted-to-common stock basis, to 29.4067 shares of Common Stock for each $1,000 principal amount of Series A Notes held on the record date. Each holder of Series B Notes is entitled, on an as-converted-to-common stock basis, to 62.4782 shares of Common Stock per $1,000 principal amount of Series B Notes held on the record date, which includes shares issuable as a Make Whole Premium (as defined in the Series B Notes indenture). However, as described in our Certificate and the Convertible Notes indentures, in order to comply with Nasdaq Listing Rule 5640, each holder of Series A Notes is limited to 0.1089 votes for each share of Common Stock on an as-converted-to-common stock basis, and each holder of Series B Notes is limited to 0.0594 votes for each share of Common Stock on an as-converted-to-common stock basis. On the record date, the holders of Series A Notes collectively were entitled to cast 264,210 votes, and the holders of Series B Notes collectively were entitled to cast 58,299 votes.

Non-Voting Convertible Preferred is not entitled to vote on either Proposal 1 or Proposal 2. Voting Convertible Preferred and Common Stock acquired through the Financing Transactions are permitted to vote on Proposal 1 but not on Proposal 2.

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Special Meeting for quorum purposes.

What is the difference between holding Voting Securities as a holder of record and as a beneficial owner?

•	Voting Securities of Record. If your Common Stock is registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the Stockholder of record of those shares of Common Stock, and we sent the proxy statement directly to you. If you are the record holder of the Series A Preferred Stock or the Convertible Preferred, we sent the proxy statement directly to you. If your Convertible Notes are registered directly in your name, you are considered the holder of record of those Convertible Notes, and we sent the proxy statement directly to you.

•	Beneficial Owner of Voting Securities. If your Voting Securities are held in an account at a broker, bank or other nominee, then you are the beneficial owner of the Voting Securities, and the proxy statement was sent either directly to you or was forwarded to you by your nominee. The nominee holding your account is considered the Voting Securityholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the Voting Securities held in your account.

What is the quorum required for the Special Meeting?

A majority of our voting power outstanding on the record date must be present in person or represented by proxy at the Special Meeting to hold the Special Meeting and conduct business. This is called a quorum. Your Voting Securities will be counted for purposes of determining the presence of a quorum (whether representing votes for, against, withheld or abstained, or broker non-votes) if you:

•	are present and vote in person at the Special Meeting; or

•	have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

If I am a Voting Securityholder of record, how do I vote?

There are three ways to vote:

•	In person. If you are a Voting Securityholder of record, you may vote in person at the Special Meeting. We will give you a ballot when you arrive.

•	By telephone. You may vote by proxy on the telephone by calling the toll-free number on the proxy card.

•	By mail. If you requested printed copies of the proxy materials by mail, you may vote by proxy by marking, signing and dating the proxy card and returning it in the envelope provided.

If you are voting by telephone or returning an executed proxy card, your vote or proxy card must be received by 10:59 p.m., Central Time, on March 13, 2014, to be counted.

If I am a beneficial owner of Voting Securities held in street name, how do I vote?

There are three ways to vote:

•	In person. If you are a beneficial owner of Voting Securities held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your Voting Securities. Please contact your broker, bank or other nominee for instructions on obtaining a proxy.

•	By telephone. If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number on the voting instruction form.

•	By mail. If you requested printed copies of the proxy materials by mail, you may vote by proxy by completing the voting instruction form and mailing it back in the envelope provided.

If you are voting on the by telephone or returning an executed proxy card, your vote or proxy card must be received by 10:59 p.m., Central Time, on March 13, 2014, to be counted.

How do I vote if I own shares of Common Stock through the Teamster-National 401(k) Savings Plan for the benefit of International Brotherhood of Teamsters employees?

If you own shares of Common Stock through the Teamster-National 401(k) Savings Plan for the benefit of our International Brotherhood of Teamsters (IBT) employees, you do not actually own shares of Common Stock. The 401(k) plan trustee owns the shares on your behalf. Under the Teamster-National 401(k) Savings Plan, however, you have pass-through voting rights based on the number of shares of Common Stock allocated to your account. You may exercise your pass-through voting rights on the Internet at www.proxyvote.com, or by calling 1.800.690.6903 and following the instructions provided. If you requested printed copies of the proxy materials by mail, you may also vote by mail by marking, signing and dating the enclosed card and returning it as soon as possible in the enclosed envelope. If you fail to give timely voting instructions to the 401(k) plan trustee, your shares will be voted by the trustee in the same proportion as shares held by the trustee for which voting instructions are received. Your vote must be received by 10:59 p.m., Central Time, on March 6, 2014 to be counted.

What happens if I do not give specific voting instructions?

•	Voting Securityholders of Record. If you are a Voting Securityholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your Voting Securities in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders determine in their discretion on any other matters properly presented at the Special Meeting.

•	Beneficial Owners of Voting Securities. If you are a beneficial owner of Voting Securities and do not provide the nominee that holds your Voting Securities with specific voting instructions, the nominee may generally vote on routine matters but cannot vote on non-routine matters. If your nominee does not receive instructions from you on how to vote your Voting Securities on a non-routine matter, it will not have authority to vote your Voting Securities on that matter. This is generally referred to as a broker non-vote. When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be treated as votes cast for or against the matter. We encourage you to provide voting instructions to the nominee that holds your Voting Securities by carefully following the instructions provided in the proxy statement.

Which proposals are considered routine or non-routine?

Proposal 1 (increase in authorized Common Stock) and Proposal 2 (approval of the Nasdaq Change of Control Approval) are proposals we believe are non-routine.

What vote is required to approve each proposal?

The following table describes the voting requirement for each proposal:

Proposal 1	Increase in authorized Common Stock	This proposal must be approved by (1) a majority of the votes represented by the outstanding Voting Securities, voting together as a single class and (2) a majority of the outstanding shares of Common Stock, voting as a single class. Please note that Non-Voting Convertible Preferred is not authorized to vote on Proposal 1.

Proposal 2	Approval of the Nasdaq Change of Control Approval	This proposal must be approved by a majority of the votes cast by Voting Securityholders present in person or represented by proxy, voting together as a single class. This means the number of votes cast by Voting Securityholders FOR the proposal must exceed the number of votes cast AGAINST the proposal. Please note that Convertible Preferred and Common Stock acquired through the Sales and the Series B Notes Exchanges are not allowed to vote on Proposal 2.

Pursuant to the Stock Purchase Agreements, each of the Buyers granted us an irrevocable proxy and attorney-in-fact, with full power of substitution, to vote all such Buyer’s shares of Common Stock (including, if applicable, shares issuable pursuant to the Exchange Agreements) in favor of the Charter Amendment as contemplated by Proposal 1. We may exercise the irrevocable proxy granted to us thereunder at any time. The proxies will be irrevocable for so long as the Charter Amendment has not been approved and shall survive the bankruptcy or dissolution of each such Buyer and the subsequent holders of its shares of Common Stock. The proxies granted to the Company in connection with the Stock Purchase Agreements are sufficient to approve Proposal 1 assuming the Buyers continue to own such shares as of the record date.

How are abstentions and broker non-votes treated?

For the purpose of determining whether the Voting Securityholders have approved Proposal 1, abstentions and broker non-votes will have the same effect as a vote against Proposal 1, but for the purpose of determining whether the Voting Securityholders have approved Proposal 2, abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore, have no effect on the outcome of such proposal.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date by telephone (only your latest telephone proxy submitted prior to the applicable deadline will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Special Meeting and voting in person. Mere attendance at the Special Meeting will not automatically revoke your proxy unless you vote in person at the Special Meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

We will handle proxy instructions, ballots and voting tabulations that identify individual Voting Securityholders in a manner that protects your voting privacy. Your vote will not be disclosed within or outside our Company, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, Voting Securityholders provide written comments on their proxy cards. These may be forwarded to management or our Board.

Where can I find the voting results of the Special Meeting?

The preliminary voting results may be announced at the Special Meeting and will be promptly announced after the Special Meeting. The final voting results will be tallied by the Inspector of Election for the Special Meeting and announced in a current report on Form 8-K as soon as practicable after the Inspector of Election tallies the final voting results.

Who is paying the cost of this proxy solicitation?

We are paying the cost of soliciting proxies. We have retained Morrow & Co., LLC to assist in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses. We must pay brokerage firms and other persons representing beneficial owners of Voting Securities their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners who specifically request them and obtaining voting instructions from those beneficial owners.

In addition to soliciting proxies by mail, members of our Board and our officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from Voting Securityholders who are our employees or who have previously requested electronic receipt of proxy materials.

DISCUSSION OF THE FINANCING TRANSACTIONS

Introduction

We have called the Special Meeting to ask our Stockholders to support two proposals that will enable us to convert the Convertible Preferred issued in the Financing Transactions. The approval of the proposals to be voted on at this meeting is critical in order to fully execute the intent behind the Company’s Financing Transactions and to provide the Company with additional financial flexibility with respect to future issuances of equity.

Proposal 1 is for the stockholders to approve the Charter Amendment, increasing the authorized shares of Common Stock.

Proposal 2 is to approve the Nasdaq Change of Control Approval.

Overview of the Financing Transactions

On December 23, 2013, we announced that we had executed the Stock Purchase Agreements pursuant to which the Buyers agreed to the Sales and certain Buyers also agreed to the Conversions. In addition, we and certain existing holders of our Series B Notes entered into agreements pursuant to which such holders agreed to the Series B Note Exchanges. On January 31, 2014, the Company completed the Financing Transactions, issuing 17,727,835 shares of Common Stock and 583,334 shares of Convertible Preferred, and used the proceeds from the Sales to repay indebtedness which resulted in a substantial reduction of our debt and addressed impending maturities, including the 6% Convertible Notes due in February 2014. The Financing Transactions also cleared the way for the Company to enter the senior debt markets to attempt to refinance our current term and asset-based loans at more favorable interest rates.

Stock Purchase Agreements

On December 22, 2013, we entered into the Stock Purchase Agreements with the Buyers pursuant to which we agreed to issue and sell to each Buyer, and each Buyer severally agreed to purchase from us, shares of Common Stock, and, in the case of a group of certain Buyers, shares of Convertible Preferred, for an aggregate purchase price of $250.0 million in cash. The Sales closed on January 31, 2014, and the Common Stock and the Convertible Preferred were issued pursuant to an exemption from registration in Rule 506 of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (Securities Act). The Convertible Preferred will convert into shares of Common Stock automatically following the occurrence of the events described in the Certificate of Designations, Preferences, Powers and Rights of Class A Convertible Preferred Stock (Certificate of Designations) described below. Each Buyer paid a purchase price of $15 per share for each share of Common Stock and a purchase price of $60 per share for each share of Convertible Preferred allocated to it. We used the proceeds from the issuance of Common Stock and Convertible Preferred to repay indebtedness.

In each Stock Purchase Agreement, the Company agreed to hold this Special Meeting of Stockholders as promptly as practicable following execution of the Stock Purchase Agreements to vote on Proposal 1 and Proposal 2. If approval with respect to either Proposal 1 or Proposal 2 is not obtained at the Special Meeting of Stockholders, then the Company will be required to continue to seek approval of whichever proposals have not been approved at subsequent stockholders’ meetings to be held every six months.

In addition, the Buyers granted the Company an irrevocable proxy to vote all such Buyer’s shares of Common Stock (including, if applicable, shares issuable pursuant to the Exchange Agreements) in favor of the Charter Amendment contemplated by Proposal 1. The Company may exercise the irrevocable proxy granted to it thereunder at any time. Such proxies and powers are irrevocable for so long as the Charter Amendment has not been approved.

Class A Convertible Preferred Stock

The Certificate of Designations establishing the terms of the Convertible Preferred was filed with the Secretary of State of the State of Delaware in connection with the closing of the Financing Transactions. The Convertible Preferred has an initial stated value and liquidation preference of $60 per share. Beginning on the six month anniversary of the issue date of the Convertible Preferred, the Convertible Preferred will accrue cumulative dividends at an annual rate of 5% until the first anniversary of the issue date, at an annual rate of 10% for the period beginning on the first day after the first anniversary of the issue date and ending on the eighteen-month anniversary of the issue date and at an annual rate of 15% thereafter.

Immediately upon effectiveness of the Charter Amendment, each share of the Convertible Preferred will automatically be converted into a number of shares of Common Stock equal to the quotient obtained by dividing (i) the liquidation preference plus the amount of accrued dividends by (ii) the conversion price of $15 per share; provided that if the conversion would result in a Buyer owning more than 19.99% of the issued and outstanding Common Stock, the portion of the Buyer’s shares of Convertible Preferred will only convert such that the Buyer will hold not more than 19.99% of the issued and outstanding Common Stock (Common Stock Cap). The Convertible Preferred will continue to automatically convert in this manner on the last day of each calendar quarter subsequent to the date of the Charter Amendment and at any time shares of Convertible Preferred are transferred by a Buyer to an unaffiliated third party following effectiveness of the Charter Amendment. If the holders of the Common Stock approve the Nasdaq Change of Control Approval in Proposal 2 of this proxy statement, all remaining shares of Convertible Preferred will automatically convert into Common Stock at the conversion price.

The Voting Convertible Preferred will vote together as a single class with the Common Stock on an as-converted-to-Common-Stock-basis. In order to comply with Nasdaq Listing Rule 5635(b), which requires that no holder acquire greater than 19.99% of the voting power of our securities without prior stockholder approval, the Non-Voting Convertible Preferred will not have any right to vote together as a single class with the shares of Common Stock on an as-converted-to-Common-Stock-basis and therefore will not be entitled to vote on either Proposal 1 or Proposal 2.

Exchange Agreements

On December 22, 2013, we entered into the Exchange Agreements with certain holders of our Series B Notes (collectively, Exchanging Holders) pursuant to which we agreed to exchange the Series B Notes held by the Exchanging Holders for Common Stock in a private placement. The Series B Notes Exchanges closed on January 31, 2014, and the Common Stock was issued pursuant to an exemption from registration in Rule 506 of Regulation D promulgated under Section 4(a)(2) of the Securities Act. In addition, certain holders of Series B Notes alternatively agreed to convert their Series B Notes pursuant to their Stock Purchase Agreements. Together with Series B Notes exchanged by the Exchanging Holders or otherwise converted by the Buyers, the Company converted or exchanged approximately $50.6 million aggregate principal amount of Series B Notes plus accrued and unpaid interest through January 15, 2014 for Common Stock.

Each Exchanging Holder agreed to deliver its irrevocable consent to the certain amendments (Amendments) to the indenture, dated as of July 22, 2011 (Series B Notes Indenture), between the Company and U.S. Bank National Association, governing the Series B Notes. The Amendments eliminated substantially all of the restrictive covenants, certain events of default and other related provisions contained in the Series B Notes Indenture and released and discharged the liens on the collateral securing the Series B Notes, and became effective following the closing.

Registration Rights Agreement

In connection with the Stock Purchase Agreements and the Exchange Agreements, we entered into a registration rights agreement (Registration Rights Agreement) with each of the Buyers and each of the Exchanging Holders pursuant to which we agreed to file, within three business days of the closing of the Financing Transactions, a registration statement under the Securities Act, registering the resale by the Buyers and the Exchanging Holders of the shares received by them pursuant to the Financing Transactions. We also agreed to use commercially reasonable efforts to have the registration statement declared effective by the date that is ninety (90) calendar days following the closing of the Financing Transactions; provided, however, if we are notified by the Securities and Exchange Commission (SEC) that the registration statement will not be reviewed or is no longer subject to further review and comments, the effectiveness deadline will be the fifth business day following the date on which such notice is received by the Company.

If we breach certain of our obligations under the Registration Rights Agreement (Event), we will pay each holder liquidated damages in cash at a rate equal to 1.00% per annum of the sum of (i) the purchase price of securities acquired pursuant to the Stock Purchase Agreements then held by such holder, and (ii) $15 multiplied by the number of shares of Common Stock received upon exchange or conversion of the Series B Notes then held by such holder. The registration rights are subject to the restrictions in the Registration Rights Agreement. We will pay the expenses in connection with the registration, other than underwriting discounts and selling commissions of the holders.

Dilution to Existing Stockholders

There will be dilution of existing holders of our Common Stock if the Charter Amendment and the Nasdaq Change of Control Approval are approved and the Convertible Preferred is converted into Common Stock under the conditions described above in “Class A Convertible Preferred Stock,” which would be equivalent to approximately 8.2% of the Common Stock outstanding immediately following the consummation of the Charter Amendment and the conversion of the Convertible Preferred, subject to further dilution upon any future issuances of Common Stock we may make if we seek to raise more capital.

Additional Information

This summary of the Financing Transactions is intended to provide you with basic information concerning those items. However, it is not a substitute for reviewing our periodic reports filed with the SEC, including our annual report for the fiscal year ended December 31, 2012, our quarterly reports and our current reports. For more information on the background of the Financing Transactions, see “Where You Can Find More Information” later in this Proxy Statement. Aspects of the Financing Transactions involve risks and uncertainties, including those described or otherwise referred to in the section of this Proxy Statement entitled “Cautionary Note Regarding Forward-Looking Statements.”

PROPOSAL 1

Authorization to Increase the Company’s Authorized Common Stock from 33,333,333 shares to 95,000,000 shares

Background

In order to ensure sufficient shares of Common Stock will be available for the conversion of the Convertible Preferred, and future issuance by the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of our Common Stock authorized for issuance from 33,333,333 to 95,000,000. You are being asked to consider and act upon this proposal to approve the Charter Amendment, which is described in Appendix A to this proxy statement. The Company needs the increase in authorized shares to be able to convert the Convertible Preferred to shares of our Common Stock pursuant to the Certificate of Designations. Further, it is important that the Company have an appropriate number of authorized but unissued shares following the conversion of the Convertible Preferred. This will provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board of Directors may approve from time to time.

Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation and the DGCL. From time-to-time, we issue shares of our Common Stock in connection with capital raises to fund operations and expansion plans and for other general corporate purposes. Upon each of these occurrences, the number of shares available for issuance decreases. Our Certificate of Incorporation currently authorizes the issuance of up to 33,333,333 shares of Common Stock. However, as of February 4, 2014, 28,553,995 shares of Common Stock were issued and outstanding and 4,520,199 shares were reserved for future issuance. The Financing Transactions resulted in the issuance of 583,334 shares of Convertible Preferred, and such Convertible Preferred is convertible into 2,333,336 shares of Common Stock upon the conditions set forth in the Certificate of Designations. We will not have adequate available shares of Common Stock for those conversions without the approval of Proposal 1. The proposed increase in the authorized Common Stock would provide the Company with the ability to consummate the conversion of the Convertible Preferred and additional flexibility to, among other things, issue additional equity and equity-linked securities in the future to fund its operations and expected growth and other general corporate purposes.

Purpose and Effect of the Increase in the Amount of the Company’s Authorized Common Stock

The principal purpose of this proposal is to authorize additional shares of Common Stock, which will be used for the conversion of the Convertible Preferred into Common Stock pursuant to the Certificate of Designations and for general corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, unless stockholder approval is otherwise required by law or the Marketplace Rules of the Nasdaq Stock Market, which require stockholder approval for certain issuances of stock.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and purchase plans and the Financing Transactions which were completed on January 31, 2014.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Charter Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of February 4, 2014, there were

•	33,333,333 shares of our Common Stock authorized;

•	approximately 28,553,995 shares of our Common Stock issued and outstanding;

•	approximately 33,102 shares of Common Stock underlying options outstanding at a weighted average exercise price of $3,680 per share;

•	approximately 203,245 shares of Common Stock issuable upon the vesting of restricted stock units;

•	approximately 858,593 shares of our Common Stock reserved and available for future issuance or future grant under our 2011 Incentive and Equity Award Plan (2011 Plan);

•	approximately 17,616 shares issuable upon conversion of our 6% Convertible Notes;

•	approximately 2,426,176 shares of our Common Stock issuable upon conversion of our Series A Notes;

•	approximately 981,467 shares of our Common Stock issuable upon conversion of our Series B Notes; and

•	approximately 259,139 shares of our Common Stock which are authorized, unreserved and unissued.

We believe that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders.

Amendment Effective Time

The effective date of the Charter Amendment will be the date on which the certificate of amendment is accepted and recorded by the Delaware Secretary of State (subject to any specific future time of effectiveness stated therein) in accordance with Section 103 of the DGCL. It is expected that the Charter Amendment will be submitted for filing on the next business day after the Special Meeting. The Voting Convertible Preferred will automatically convert into shares of Common Stock immediately following the filing of the Charter Amendment.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of (1) a majority of the votes represented by the outstanding Voting Securities, voting together as a single class and (2) a majority of the outstanding shares of Common Stock, voting as a single class, is required to approve the proposed Charter Amendment. Abstentions, failure to vote and broker non-votes will have the same effect as a vote against this proposal.

Pursuant to the Stock Purchase Agreements, each of the Buyers granted us an irrevocable proxy and attorney-in-fact, with full power of substitution, to vote all such Buyer’s shares of Common Stock (including, if applicable, shares issuable pursuant to the Exchange Agreements) in favor of the Charter Amendment as contemplated by Proposal 1. We may exercise the irrevocable proxy granted to us thereunder at any time. The proxies will be irrevocable for so long as the Charter Amendment has not been approved and shall survive the bankruptcy or dissolution of each such Buyer. The proxies granted to the Company in connection with the Stock Purchase Agreements are sufficient to approve Proposal 1 assuming the Buyers which granted the proxies continue to own such shares as of the record date.

THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION AS SET FORTH IN PROPOSAL 1 AND DECLARING ITS ADVISABILITY. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

Issuance of Common Stock and Convertible Preferred in accordance with Nasdaq Listing Rule 5635(b)

Background

We are seeking stockholder approval under the applicable provisions of Nasdaq Marketplace Rule 5635(b) for the issuance and sale by us to certain investors a number of shares of our Common Stock (including Convertible Preferred, a portion of which will convert to shares of our Common Stock upon the approval of Proposal 2 pursuant to the Certificate of Designations) that would result in such investors together beneficially owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after such issuance, sale and conversion. As described under the captions “Financing Transactions,” the Company issued the Common Stock and Convertible Preferred in the Sales. The closing of the Financing Transactions occurred on January 31, 2014. At the closing of the Financing Transactions, a group of certain Buyers of the Common Stock and Convertible Preferred owned approximately 19.91% of our Common Stock on an as converted basis, and such group of certain Buyers would own greater than 19.99 % of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after the conversion of the Non-Voting Convertible Preferred into Common Stock.

Reason for Request for Stockholder Approval

Our Common Stock is listed on the Nasdaq Global Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock, which could result in a change of control of the issuer. This rule is referred to as the “Nasdaq Change of Control Rule.” Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. The issuance of Common Stock upon the conversion of the Non-Voting Convertible Preferred, as described in the Certificate of Designations, will result in a group of certain Buyers acquiring more than 20% of our shares of Common Stock. Accordingly, we need stockholder approval of the change of control to complete the conversion of the Convertible Preferred into Common Stock.

In order to comply with the Nasdaq Change of Control Rule, we are seeking stockholder approval for the issuance of securities that would result in a group of certain Buyers owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities.

We did not seek advance stockholder approval of all potential share issuances related to the Sales because the Sales restricted the number of shares of Common Stock that were issued and, instead, issued a combination of Common Stock and Convertible Preferred. Thus, immediately after the Sales the number of shares of Common Stock were not in excess of the applicable Nasdaq limitations. Therefore, advance stockholder approval was not required by the Nasdaq Marketplace Rules. If stockholders approve Proposal 2 at the Special Meeting, the Non-Voting Convertible Preferred will automatically convert into Common Stock.

Impact on Stockholders of Approval or Disapproval of this Proposal 2

If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

If this approval is not approved by the Stockholders, then Nasdaq Listing Rule 5635(b) will not allow conversion of the Non-Voting Convertible Preferred. In addition, beginning on the six month anniversary of the issue date of the Convertible Preferred, it will accrue cumulative dividends at an annual rate of 5% until the first anniversary of the issue date, at an annual rate of 10% for the period beginning on the first day after the first anniversary of the issue date and ending on the eighteen-month anniversary of the issue date and at an annual rate of 15% thereafter. Additionally, beginning on the first anniversary of the issue date, and for so long as any shares of Convertible Preferred remain outstanding, the holders representing at least a majority of the shares of Convertible Preferred will be entitled to elect one director to the Board. If Proposal 1 and Proposal 2 are approved prior to the one year anniversary of the issue date, then the Convertible Preferred will automatically convert to Common Stock, avoiding the accrual of dividends and the board appointment right.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the Nasdaq Marketplace Rules to approve the issuance and sale of greater than 19.99% of the total number of issued and outstanding shares of Common Stock or of the outstanding voting power of our securities to a holder. Accordingly, failure to vote, broker non-votes and abstentions will not affect the vote on Proposal 2.

THE BOARD OF DIRECTORS HAS APPROVED THE ISSUANCE OF THE COMMON STOCK UPON CONVERSION OF THE CONVERTIBLE PREFERRED AS SET FORTH IN PROPOSAL 2. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

Shares of our Common Stock that our named executive officers (NEOs), directors and executive officers owned as of February 4, 2014 include:

•	Common Stock in which they may be deemed to have a beneficial interest; and

•	restricted Common Stock subject to our 2011 Incentive and Equity Award Plan (2011 Plan).

All of the NEOs, executive officers and directors have sole voting and dispositive power with respect to the shares of Common Stock reported below. Except as provided below, none of the shares reported below are pledged as security or have been placed in a margin account by any executive officer or director.

Name	Shares of Common Stock Beneficially Owned as of February 4, 2014		Shares the Person has Right to Acquire on or Prior to April 5, 2014	Total Beneficial Ownership		Percent of Class (1)(3)
James L. Welch (3)	230,091	(2)	0	230,091	(2)		*
Jamie G. Pierson (3)	91,427	(2)	0	91,427	(2)		*
Michelle A. Friel (3)	58,172	(2)	0	58,172	(2)		*
Jeffrey A. Rogers (4)	24,817	(2)	0	24,817	(2)		*
Thomas J. O’Connor III	27,917	(2)	0	27,917	(2)		*
Raymond J. Bromark (5)	10,000		0	10,000			*
Douglas A Carty (5)	0		0	0			*
Matthew A. Doheny (5)	0		0	0			*
Robert L. Friedman (5)	0		0	0			*
James E. Hoffman (5)	0		0	0			*
Michael J. Kneeland (5)	0		0	0			*
Harry J. Wilson (5)	10,000		0	10,000			*
James F. Winestock (6)	20,843		0	20,843			*
All directors and executive officers as a group (17 Persons) (7)	557,008		0	557,008		1.95%

*	Indicates less than 1% ownership.
(1)	Based on 28,553,995 shares of our Common Stock issued and outstanding as of February 4, 2014, plus the number of shares of our Common Stock deemed to be outstanding for individual holders pursuant to Exchange Act Rule 13d-3(d)(1).
(2)	Includes unvested shares of restricted Common Stock as of February 4, 2014.
(3)	Pursuant to their employment agreements, Messrs. Welch and Pierson and Ms. Friel are eligible to receive annual performance awards of restricted Common Stock in an amount of shares up to a stated percentage of our fully-diluted outstanding shares of Common Stock on each grant date. This represents a larger number than the issued and outstanding shares of Common Stock on any grant date because it includes, among other things, shares of Common Stock that may be issued upon conversion of our Convertible Notes, shares of Common Stock that may be issued under equity compensation plans, and any other shares of Common Stock, or securities convertible into Common Stock, we may issue during the terms of their employment agreements. The percentages reflected in this column are based upon our issued and outstanding shares of Common Stock on a fully-diluted basis as of February 4, 2014.
(4)	Mr. Rogers left the Company on September 20, 2013.
(5)	Does not include 15,843 shares of Common Stock that were issuable upon the vesting of certain restricted stock units (RSUs), the receipt of which has been deferred pursuant to our Director Compensation Plan until the individual ceases to be a member of our Board, or 13,192 unvested RSUs.
(6)	Does not include 13,192 shares of Common Stock that were issuable upon the vesting of certain RSUs.
(7)	Includes an immaterial amount of Common Stock placed in a margin account by one of the six executive officers not specifically named in this table.

SECURITY OWNERSHIP OF CERTAIN OWNERS OF RECORD

As of February 4, 2014 (except as noted), the persons known to us to be beneficial owners of more than five percent of our Common Stock were:

	Common Stock (2)
Name & Address of Beneficial Owner	Shares of Common Stock Beneficially Owned as of February 4, 2014 (2)	Shares the Person has Right to Acquire on or Prior to April 5, 2014	Total Beneficial Ownership	Percent of Class (1)
Affiliates of Avenue Capital Management II, L.P. (3)	4,939,789	931,937	5,871,726	19.91%
399 Park Avenue, 6th floor
New York, New York 10022

Affiliates of The Carlyle Group (4)	4,083,122	—	4,083,122	14.30%
1001 Pennsylvania Ave. NW
Suite 220 South
Washington, District of Columbia 20004

Affiliates of Solus Alternative Asset Management LP (5)	2,546,689	—	2,546,689	8.92%
410 Park Avenue, 11th Floor
New York, New York 10022

Affiliates of Whitebox Advisors, LLC (6)	2,348,729	—	2,348,729	8.23%
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN 55416

(1)	Based on 28,553,995 shares of our Common Stock issued and outstanding as of February 4, 2014, plus the number of shares of our Common Stock deemed outstanding with respect to individual holders pursuant to Exchange Act Rule 13d-3(d)(1).
(2)	This table and the information in the notes below are based upon information supplied to us by the beneficial owners and as of the date the same was provided to us, including reports and amendments thereto filed with the SEC on Schedule 13D or Schedule 13G.
(3)

The securities reported in this table are held by Avenue Investments, L.P., a Delaware limited partnership (Avenue Investments), Avenue Special Situations Fund VI (Master), L.P., a Delaware limited partnership (Avenue Spec VI), Avenue International Master, L.P., a Cayman Islands exempted limited partnership (Avenue International), Managed Accounts Master Fund Services – MAP 10 (MAP 10) and Avenue Special Opportunities Fund I, L.P., a Delaware limited partnership (Avenue Special Opportunities and together with Avenue Investments, Avenue Spec VI, Avenue International, and MAP 10, the Avenue Funds). Avenue Partners, LLC, a New York limited liability company (Avenue Partners), is the general partner of Avenue Investments and a shareholder of Avenue International Master GenPar, Ltd., a Cayman Islands exempted company (Avenue International GenPar). Avenue Capital Partners VI, LLC, a Delaware limited liability company (Avenue Capital VI), is the general partner of Avenue Spec VI. GL Partners VI, LLC, a Delaware limited liability company (GL VI), is the managing member of Avenue Capital VI. Avenue International GenPar is the general partner of Avenue International. Avenue SO Capital Partners I, LLC, a Delaware limited liability company (Avenue SO Capital Partners) is the general partner of Avenue Special Opportunities. GL SO Partners I, LLC, a Delaware limited liability company (GL SO Partners I) is the managing member of Avenue SO Capital Partners. Avenue Capital Management II, L.P., a Delaware limited partnership (Avenue Capital Management II), is an investment adviser to each of the Avenue Funds. Avenue Capital Management II GenPar, LLC, a Delaware limited liability company (GenPar), is the general partner of Avenue Capital Management II. Marc Lasry is the managing member of GL VI, Avenue Partners, GL SO Partners I, and GenPar. The 4,939,789 shares of our Common Stock reported in this table as beneficially owned by affiliates of Avenue Funds represent 854,675 shares of Common Stock held by Avenue Special

Opportunities; 2,398,627 shares of Common Stock held by Avenue Spec VI; 1,140,628 shares of Common Stock held by Avenue International; 62,564 shares of Common Stock held by Map 10; and 483,295 shares of Common Stock held by Avenue Investments. The 931,937 shares of our Common Stock reported in this table as shares that affiliates of Avenue Funds have the right to acquire represent 356,164 shares of Common Stock issuable to Avenue Spec VI upon conversion of Series A Notes; 396,853 shares of Common Stock issuable to Avenue International upon conversion of Series A Notes; 18,171 shares of Common Stock issuable to MAP 10 upon conversion of Series A Notes; 160,749 shares of Common Stock issuable to Avenue Investments upon conversion of Series A Notes.
(4)	Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P. (Carlyle Group), which is a publicly traded entity listed on NASDAQ. The Carlyle Group L.P. is the sole shareholder of Carlyle Holdings I GP Inc., which is the managing member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which is the managing member of TC Group, L.L.C., which is the general partner of TC Group Sub L.P., which is the managing member of TC Group CSP II, L.L.C., which is the general partner of CSP II General Partner, L.P., which is the general partner of each of Carlyle Strategic Partners II, L.P. (Carlyle Strategic) and CSP II Coinvestment, L.P. (CSP II). The Carlyle Group L.P. is also the managing member of Carlyle Holdings II GP L.L.C., which is the general partner of Carlyle Holdings II L.P., which is the general partner of TC Group Cayman Investment Holdings, L.P., which is general partner of TC Group Cayman Investment Holdings Sub L.P., which is the sole shareholder of CSP III AIV GP (Cayman), Ltd., which is the general partner of CSP III AIV General Partner (Cayman), L.P., which is the general partner of CSP III AIV (Cayman), L.P. (CSP III). The power to vote and dispose of the shares of Common Stock held of record by each of Carlyle Strategic, CSP II and CSP III AIV (Cayman), L.P. (Record Holders) is held by an investment committee of the general partner of each of the Record Holders, each consisting of William Conway, Michael Petrick, James Hance, Jr. and Shary Moalemzadeh (Investment Committees). Each of the members of the Investment Committees disclaims beneficial ownership of the shares held by the Record Holders. The 4,083,122 shares of our Common Stock reported in this table as beneficially owned by affiliates of the Carlyle Group represent 2,333,333 shares of Common Stock held by CSP III; 1,652,412 shares of Common Stock held by Carlyle Strategic; and 97,377 shares of Common Stock held by CSP II.
(5)	Christopher Pucillo is the managing member of Solus GP LLC, which is the general partner of Solus Alternative Asset Management LP (Solus Alternative), which is the investment manager of Sola Ltd (Sola), Solus Core Opportunities Master Fund Ltd (Solus Core), Ultra Master Ltd (Ultra), Solus Opportunities Fund 1 LP (Solus 1) and Solus Opportunities Fund 2 LP (Solus 2). The 2,546,689 shares of our Common Stock reported in this table as beneficially owned by affiliates of Solus Alternative represent 1,698,077 shares of Common Stock held by Sola; 474,735 shares of Common Stock held by Ultra; 198,877 shares of Common Stock held by Solus Core; 100,000 shares of Common Stock held by Solus; and 75,000 shares of Common Stock held by Solus 1.
(6)	Whitebox Advisors, LLC (Whitebox Advisors), acting as an investment advisor to its client, is deemed to be the beneficial owner, with shared voting and shared dispositive power, of 2,348,729 shares of our Common Stock. Whitebox Advisors, LLC may be deemed to possess indirect beneficial ownership of the shares of Common Stock beneficially owned by each of Whitebox Multi-Strategy Advisors, LLC, Whitebox Multi-Strategy Partners, L.P. (Whitebox Multi-Strategy), Whitebox Multi-Strategy Fund, L.P., Whitebox Multi-Strategy Fund, Ltd., Whitebox Concentrated Convertible Arbitrage Advisors, LLC, Whitebox Concentrated Convertible Arbitrage Partners, L.P. (Whitebox Concentrated), Whitebox Concentrated Convertible Arbitrage Fund, L.P., Whitebox Concentrated Convertible Arbitrage Fund, Ltd., Whitebox Credit Arbitrage Advisors, LLC, Whitebox Credit Arbitrage Partners, L.P. (Whitebox Credit), Whitebox Credit Arbitrage Fund, L.P., Whitebox Credit Arbitrage Fund, Ltd., Pandora Select Advisors, LLC, Pandora Select Partners, L.P. (Pandora), Pandora Select Fund, L.P., Whitebox Special Opportunities Fund, L.P. - Series O (Whitebox Special) and Pandora Select Fund, Ltd. The 2,348,729 shares of our Common Stock reported in this table as beneficially owned by affiliates of Whitebox Advisors represent 454,732 shares of our Common Stock held by Whitebox Concentrated; 807,812 shares of our Common Stock held by Whitebox Multi-Strategy; 548,839 shares of our Common Stock held by Whitebox Credit; 407,964 shares of our Common Stock held by Pandora; and 129,382 shares of our Common Stock held by Whitebox Special.

COST OF THIS PROXY STATEMENT

The entire cost of furnishing this Proxy Statement will be borne by us. We may retain a soliciting agent to assist with the solicitation of proxies for a nominal fee plus reasonable out-of-pocket expenses. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name their reasonable out-of-pocket expenses incurred in connection with sending the proxy materials to beneficial owners and obtaining beneficial owners’ voting instructions.

VOTING SECURITYHOLDER PROPOSALS AND COMMUNICATIONS WITH OUR BOARD

Voting Securityholder Proposals

SEC rules provide that we must receive Voting Securityholders’ proposals intended to be presented at Special Meeting a reasonable time before it begins to print and send the Proxy Statement to be eligible for inclusion in the proxy materials relating to the Special Meeting. SEC rules provide that we must receive Voting Securityholders’ proposals intended to be presented at the 2013 annual stockholders’ meeting (the 2013 Annual Meeting) by November 21, 2012 to be eligible for inclusion in the proxy materials relating to that meeting. Voting Securityholder proposals should be submitted in writing to our Secretary at YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211. Voting Securityholder proposals that are proposed to be brought before the 2013 Annual Meeting will be considered not properly brought before that meeting, and will be out of order, unless we receive notice of the Voting Securityholder proposal not less than 60 days nor more than 90 days prior to the date of the 2013 Annual Meeting, in accordance with our Bylaws. If, however, we give less than 70 days’ notice or prior public disclosure of the date of the 2013 Annual Meeting, then, to be timely, we must receive notice of a Voting Securityholder proposal by the 10th day following the day that we mail notice of, or publicly disclose, the date of the 2013 Annual Meeting. We may use our discretionary authority to preclude any Voting Securityholder proposal received after that time from presentment at the 2013 Annual Meeting.

Voting Securityholder Director Nominee Proposals

Voting Securityholders who wish to recommend qualified candidates to stand for election to our Board of Directors may write to our Secretary at YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211. Each Voting Securityholder recommendation must set forth the following information about the candidate:

•	name, age, business address and, if known, residence address;

•	principal occupation or employment; and

•	number of shares of our Common Stock beneficially owned.

To be considered at the 2013 Annual Meeting, we must receive your recommendation not less than 14 days or more than 50 days prior to the date of the 2013 Annual Meeting. If, however, we give less than 21 days’ notice of the date of the 2013 Annual Meeting, we must receive your recommendation by the seventh day following the day that we mail notice of the date of the 2013 Annual Meeting. The Governance Committee of the Board of Directors will consider the suggestions. The Governance Committee uses the criteria set forth under the caption Structure and Functioning of the Board in this Proxy Statement to consider any candidate for director nominees, including nominees that Stockholders submit.

Communications with the Board

The Company encourages any stockholder who desires to communicate with the Board with respect to the stockholder’s views and concerns to do so by writing to the Secretary of the Company, who shall assure that the Chairman of the Governance Committee receives the correspondence. The address of the Company’s Secretary is YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. To obtain a separate copy of this Proxy Statement, contact the Company’s Corporate Secretary at 913-696-6100 or by mail at 10990 Roe Avenue, Overland Park, Kansas 66211. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or, if you are a record holder, you may contact the Company’s stock transfer agent, Computershare Trust Company, N.A., by telephone at 800-884-4225.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document the Company files at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov from which you may obtain copies of reports, proxy statements and other information regarding registrants that file electronically, including us. The Company is not incorporating the contents of the SEC website into this Proxy Statement.

The Company’s Common Stock is traded on the NASDAQ Global Select Market under the symbol “YRCW.”

The Company’s SEC filings are also available to the public on its website at www.yrcw.com. Information contained on the Company’s internet website is not a part of this Proxy Statement.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” the information that the Company files with them, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement and any statement contained in this Proxy Statement or in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act), until the date of the Special Meeting, including any adjournments thereof, other than information furnished to the SEC under Item 2.02 or 7.01 of Form 8-K and which is not deemed filed under the Exchange Act and is not incorporated in this prospectus or any prospectus supplement:

•	Our Annual Reports on Form 10-K for the fiscal year ended December 31, 2012;

•	Our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013; and

•	Our Current Reports on Form 8-K filed with the SEC in 2013 on the following dates: February 8, March 19, May 3, August 7, September 20, November 12, December 3, December 9 and December 23, 2013, and January 10, January 27, January 28, January 31 and January 31, 2014.

We will provide, without charge, to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (other than certain exhibits to such documents not specifically incorporated by reference). Requests for such copies should be directed to:

Corporate Secretary

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

OTHER MATTERS

Our Board does not intend to bring any other business before the Special Meeting and is not aware that anyone else intends to do so. If any other business comes before the Special Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote in accordance with their best judgment.

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

YRC WORLDWIDE INC.

Pursuant to Section 242 of

the General Corporation Law of the

State of Delaware

YRC WORLDWIDE INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST: The first sentence of Article FOURTH of the Certificate of Incorporation of the Company is hereby amended to read in its entirety as follows:

The total authorized capital stock of the Corporation is as follows: 100,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, $1.00 par value (“Preferred Stock”) and 95,000,000 shares shall be Common Stock, $0.01 par value (“Common Stock”).

SECOND: This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be executed by a duly authorized officer of the Company this [    ] day of [                ], 2014.

YRC WORLDWIDE INC.

By:
Name:
Title:

10990 ROE AVENUE OVERLAND PARK, KS 66211

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on March 13, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on March 13, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on March 13, 2014 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YRC WORLDWIDE INC.

The YRC Worldwide Inc. Board of Directors

recommends a vote FOR all listed proposals.

All matters are proposed by YRC Worldwide Inc.

		For	Against	Abstain

1.	Approval of the increase in authorized Common Stock.	☐	☐	☐

2.	Approval of the issuance and sale by us to certain investors that would result in such investors together beneficially owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities.	☐	☐	☐

NOTE:        Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    For address changes and/or comments, please check this box and write them on the back where indicated.    ☐

    Please indicate if you plan to attend this meeting.    ☐  Yes    ☐  No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Website available 24 hours a day, 7 days a week

ELECTRONIC DELIVERY

Reduce paper mailed to your home and help lower YRC Worldwide Inc.’s printing and postage costs!	ACT NOW…IT’S FAST & EASY Just follow these 4 easy steps:

YRC Worldwide Inc. is pleased to offer the convenience of viewing Proxy Statements, Annual Reports to Stockholders and related materials on-line. With your consent, we can stop sending paper copies of these documents beginning next year and until you notify us otherwise.

To participate, follow the easy directions on the right. You will receive notification when the materials are available for review.

	Œ	Log onto the Internet at www.icsdelivery.com
		Enter the Social Security or Tax I.D. Number (as printed on the check or statement)
	Ž	Enter your e-mail address
		Enter a PIN number of your choice which will be used for electronic voting

Reminder: Electronic Voting is also available.

You may vote these shares by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the company money.

Just follow the instructions on your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on March 14, 2014:

The Notice and Proxy Statement is available at www.proxyvote.com

YRC WORLDWIDE INC.

PROXY

SPECIAL MEETING OF STOCKHOLDERS, MARCH 14, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas.

The undersigned hereby appoints James Welch and Michelle A. Friel and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock Series A Voting Preferred Stock, 10% Series A Convertible Notes due 2015 and 10% Series B Convertible Notes due 2015 of YRC Worldwide Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas, on March 14, 2014 at 10:00 a.m., Central time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof, the majority of the Proxies present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)

10990 ROE AVENUE OVERLAND PARK, KS 66211

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, March 6, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time), March 6, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on March 6, 2014 in order to be counted. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on March 6, 2014 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YRC WORLDWIDE INC.

The YRC Worldwide Inc. Board of Directors

recommends a vote FOR all listed proposals.

All matters are proposed by YRC Worldwide Inc.

		For	Against	Abstain

1.	Approval of the increase in authorized Common Stock.	☐	☐	☐

2.	Approval of the issuance and sale by us to certain investors that would result in such investors together beneficially owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities.	☐	☐	☐

NOTE:        Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    For address changes and/or comments, please check this box and write them on the back where indicated.    ☐

    Please indicate if you plan to attend this meeting.    ☐  Yes    ☐  No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Website available 24 hours a day, 7 days a week

ELECTRONIC DELIVERY

Reduce paper mailed to your home and help lower YRC Worldwide Inc.’s printing and postage costs!	ACT NOW…IT’S FAST & EASY Just follow these 4 easy steps:

YRC Worldwide Inc. is pleased to offer the convenience of viewing Proxy Statements, Annual Reports to Stockholders and related materials on-line. With your consent, we can stop sending paper copies of these documents beginning next year and until you notify us otherwise.

To participate, follow the easy directions on the right. You will receive notification when the materials are available for review.

	Œ	Log onto the Internet at www.icsdelivery.com
		Enter the Social Security or Tax I.D. Number (as printed on the check or statement)
	Ž	Enter your e-mail address
		Enter a PIN number of your choice which will be used for electronic voting

Reminder: Electronic Voting is also available.

You may vote these shares by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the company money.

Just follow the instructions on your Proxy Card.

Participants in the Teamster-National 401(k) Savings Plan have the right to direct the Board of Trustees of the Teamster-National 401(k) Savings Plan regarding how to vote the shares of YRC Worldwide Inc. common stock attributable to these individual accounts at the Special Meeting of Stockholders to be held on March 14, 2014.

Shares attributable to participant accounts will be voted as directed. If a participant’s vote is not received by March 6, 2014, shares attributable to that participant’s account will be voted in proportion to directions received from other plan participants. Participant votes are tabulated confidentially.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on March 14, 2014:

The Notice and Proxy Statement is available at www.proxyvote.com

YRC WORLDWIDE INC.

PROXY

SPECIAL MEETING OF STOCKHOLDERS, MARCH 14, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas.

The undersigned hereby appoints James Welch and Michelle A. Friel, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of YRC Worldwide Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s General Office, 10990 Roe Avenue, Overland Park, Kansas, on March 14, 2014 at 10:00 a.m., Central time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof, the majority of the Proxies present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)